SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 2, 2003

PW Eagle, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

0-18050	41-1642846
(Commission File Number)	(I.R.S. Employer Identification Number)

222 South Ninth Street, Suite 2880, Minneapolis, MN 55402

(Address of Principal Executive Offices) (Zip Code)

(612) 305-0339

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events and Regulation FD Disclosure

On October 2, 2003, PW Eagle Inc. announced in a press release the completion of several strategic initiatives. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits:

99.1    October 2, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PW EAGLE, INC.

Date: October 2, 2003	By	/S/ DOBSON WEST

Dobson West Chief Administrative Officer and General Counsel

EXHIBIT INDEX

to

October 8, 2003 Form 8-K

PW Eagle, Inc.

Exhibit Number	Exhibit Description

99.1	Press Release dated October 2, 2003

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